Prepaid Expenses and Other Current Assets (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Prepaid Expenses And Other Current Assets
Deferred commission costs	$ 4,964	$ 4,602	$ 3,472
Prepaid taxes	952	1,962
Rebate receivable	607	766
Capitalized costs of in-vehicle devices owned by customers	854	595	436
Prepaid subscription service fees	339	425	689
Prepaid software license fees and support	326	382	177
Other	1,832	1,639	651
Total	$ 9,874	$ 10,371	$ 5,425